GREENBERG TRAURIG, LLP
MATTHEW S. STEINBERG (Sbn 82969)
JORDAN D. GROTZINGER (sbn 190166)
2450 Colorado Avenue, Suite 400E
Santa Monica, California  90404
Telephone: (310) 586-7700
Facsimile: (310) 586-7800

Attorneys for Plaintiffs
Westgate Entertainment Corporation
and Weyland & Chase Engineering, NV


                          UNITED STATES DISTRICT COURT
                     FOR THE CENTRAL DISTRICT OF CALIFORNIA


WESTGATE ENTERTAINMENT CORPORATION, et al.,   CASE NO. CV-01-04894 FMC (MANx)

                  Plaintiffs,                 STIPULATION FOR ENTRY OF JUDGMENT
                                              IN THE EVENT OF DEFAULT

vs.                                           Hon. Florence Marie Cooper

RMS TITANIC, INC., et al.,

                  Defendants.

     This Stipulation for Entry of Judgment in the Event of Default is entered into as of this ___ day of July 2002, by and between Westgate Entertainment Corporation ("Westgate") and Weyland & Chase Engineering, NV (collectively, "Plaintiffs"), on the one hand, and RMS Titanic, Inc. ("Titanic"), on the other hand, and is made with reference to the following facts:
     WHEREAS, on April 30, 2001, Plaintiffs filed a lawsuit against Titanic and its President, Arnie Geller (collectively, the "Titanic Parties") in the Superior Court of the State of California for the County of Los Angeles entitled Westgate Entertainment Corp., et al. v. RMS Titanic, Inc., et al., Case No. BC 249579 (the "Lawsuit"), and on or about May 30, 2001, the Titanic Parties removed the Lawsuit to the United States District Court for the Central District of California, Case No. CV-01-04894 FMC (MANx);
     WHEREAS, the parties to the Lawsuit now intend to settle the Lawsuit and have executed a written Settlement Agreement (the "Settlement Agreement") concurrently herewith;
     WHEREAS, the terms of the Settlement Agreement provide, inter alia, that in the event of an uncured default by Titanic of its payment obligations set forth in Paragraph 1 of the Settlement Agreement, Plaintiffs shall be entitled to file this Stipulation for Entry of Judgment in the Event of Default and shall be entitled to entry of judgment in favor of Plaintiffs and against Titanic in the amount of $388,000, less all payments received by Westgate pursuant to the terms of Paragraph 1 of the Settlement Agreement, as of the date Plaintiffs enter judgment pursuant to this Stipulation.

     IT IS HEREBY STIPULATED AND AGREED that based upon the foregoing recitals:
     1. In the event of a default by Titanic of the payment terms set forth in Paragraph 1 of the Settlement Agreement, and Titanic's failure to cure such default within ten days after a written Notice of Default has been delivered to the Titanic Parties' designee as set forth in Paragraph 3 of the Settlement Agreement, Plaintiffs shall be entitled to bring an Ex Parte Application for Entry of Judgment pursuant to the terms of this Stipulation for Entry of Judgment in the Event of Default. Plaintiffs shall provide Titanic with notice of the foregoing Ex Parte Application in accordance with the applicable Federal Rule(s) of Civil Procedure and the Local Rules of the United States District Court for the Central District of California, and such notice may be given to Titanic's designee as provided in Paragraph 3 of the Settlement Agreement;
     2. Upon a showing by declaration that Titanic is in uncured default pursuant to the payment terms of Paragraph 1 of the Settlement Agreement and the Joslyn Parties have not materially breached any of the provisions of Paragraphs 6 or 8 of the Settlement Agreement, and upon a showing by declaration setting forth the amount of monies received by Westgate pursuant to Paragraph 1 of the Settlement Agreement, Plaintiffs shall be entitled to entry of judgment against Titanic in an amount equal to $388,000 less all payments received by Westgate pursuant to Paragraph 1 of the Settlement Agreement. The judgment shall be in the form attached hereto as Exhibit 1. SO STIPULATED AND AGREED:

Dated: _______, 2002


                                   --------------------------------
                                   JOHN JOSLYN







Dated: _______, 2002               WESTGATE ENTERTAINMENT CORPORATION


                                   By:________________________________
                                   JOHN JOSLYN
                                   Its President

Dated: _______, 2002               WEYLAND & CHASE ENGINEERING, NV


                                   By:________________________________
                                   JOHN JOSLYN
                                   Its Authorized Representative

Dated: _______, 2002               RMS TITANIC, INC.


                                   By:________________________________
                                   ARNIE GELLER
                                   Its President

APPROVED AS TO FORM:

Dated: _______, 2002               GREENBERG TRAURIG, LLP


                                   By:________________________________
                                   MATTHEW S. STEINBERG
                                   Attorneys for John Joslyn, Westgate
                                   Entertainment Corporation
                                   and Weyland & Chase Engineering, NV

Dated: _______, 2002               MARTORELLA & ASSOCIATES


                                   By:________________________________
                                   DANIEL A. MARTORELLA
                                   Attorneys for RMS Titanic, Inc. and Arnie
                                   Geller





         IT IS SO ORDERED.

Dated:  ____________________



                                   ----------------------------
                                   UNITED STATES DISTRICT JUDGE